SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2008

Hybrook Resources Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-142350	02-0789714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401-1917 West 4th Ave., Vancouver, BC Canada	V6T 1M7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  778-232-8833

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Merger Involving Independent Accountants

On January 21, 2008, Hybrook Resources Corp. (the “Company”) was informed by Amisano Hanson ("AH"), the independent registered public accounting firm for the Company, as follows:

1.   AH has consummated a merger (the “Merger”) with BDO Dunwoody LLP ("BDO"). The name of the post-merger firm is BDO Dunwoody LLP ("AH + BDO"), which is registered with the Public Company Accounting Oversight Board (United States); and

2.   The Company is required to file this Form 8-K as notification that AH + BDO succeeds AH as the Company’s independent registered auditor.

Changes in Registrant’s Certifying Accountants

As a result of the Merger described above, on January 21, 2008, AH resigned as the Company’s independent registered auditor. The Company has engaged AH + BDO as its independent registered auditor effective January 21, 2008. The decision to change auditors was approved by the Company’s board of directors. The Company did not consult with AH + BDO on any matters prior to retaining such firm as its independent registered auditor.

AH’s audit report on the financial statements of the Company for the period from inception to January 31, 2007 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the period from inception to January 31, 2007 contained an uncertainty about the Company’s ability to continue as a going concern.

From the period of inception to January 31, 2007, and through the interim period ended January 21, 2008, there were no disagreements with AH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of AH would have caused them to make reference thereto in their report on the financial statements for such periods.

From the period of inception to January 31, 2007, and through the interim period ended January 21, 2008, AH did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) and (B) of Item 304 of Regulation S-B.

On January 25, 2008, the Company provided AH with its disclosures in this Form 8-K disclosing the resignation of AH and requested in writing that AH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. AH’s response is filed as an exhibit to this Current Report on Form 8-K

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hybrook Resources Corp.

By:	/s/ Les D. Scott
Les D. Scott
Title:	Chief Executive Officer and Director

Date:	January 25, 2008